UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): July 3, 2006

Granite Broadcasting Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer
Identification No.)

767 Third Avenue, 34th Floor

New York, New York 10017

(212) 826-2530

(Address, including Zip Code, and Telephone Number,

including Area Code of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Granite Broadcasting Corporation (the “Company”) and each of its subsidiaries entered into a Credit and Guaranty Agreement, dated as of July 5, 2006, with Silver Point Finance LLC, as Administrative Agent, and the Lenders party thereto from time to time (the “Credit Agreement”). The Credit Agreement provides for two secured loans: a $40 million Tranche A Term Loan and a Convertible Tranche B Term Loan for $30 million. The Tranche B Term Loan is presently convertible, at the option of the Lenders in the aggregate, into 200,000 shares of the Company’s 12 ¾% Cumulative Exchangeable Preferred Stock (the “Preferred Stock”). Both term loans are secured by the existing assets of the Company and its subsidiaries generally on a pari passu basis with the Company’s 9 ¾% Senior Secured Notes (the “Notes”). Both term loans mature on December 1, 2006. Approximately $19.9 million of the proceeds from the Tranche B Term Loan were used to pay interest on the Notes that was due June 1, 2006, thus curing the Event of Default with respect to such Notes.

In connection with the execution of the Credit Agreement, the Indenture, dated as of December 22, 2003, among the Company, the guarantors party thereto and The Bank of New York, as Trustee, as supplemented by the First Supplemental Indenture, dated as of March 9, 2005, by and among the Company, the guarantors party thereto and The Bank of New York, as Trustee (the “Indenture”), was further supplemented by the Second Supplemental Indenture, dated as of July 5, 2006, by and among the Company, the guarantors party thereto and The Bank of New York, as Trustee (the “Indenture Amendment”).

The Indenture Amendment adds WBNG, Inc. and WBNG License, Inc., the acquisition entities for the proposed acquisition of WBNG in Binghamton, New York, as guarantors to the Indenture. The Lenders will have a first lien on the assets of these guarantors. Noteholders will have a second lien in the assets of these guarantors. Additionally, the Trustee agreed to act as collateral agent for the Lenders under the Credit Agreement. The Indenture Amendment also makes conforming changes necessary to allow the Company to enter into the Credit Agreement, grant liens securing that indebtedness and makes certain other changes negotiated between the Company and the beneficial owners of more than a majority of the principal amount of the outstanding Notes (the “Majority Noteholders”).

In connection with the Indenture Amendment, the Company entered into the Supplemental Agreement, dated as of July 5, 2006, in relation to the Second Supplemental Indenture and the Credit and Guaranty Agreement, each dated as of July 5, 2006 by and among the Company, the parties identified as “Guarantors” on the signature pages thereof  and the parties identified as “Qualified Holders” on the signature pages thereto (the “Supplemental Agreement”). The Supplemental Agreement provides the Majority Noteholders, among other things, with certain consent rights to actions by the Company, including, but not limited to, incurring additional indebtedness, making certain types of investments or acquisitions, granting additional liens on certain assets of the Company, and issuing or selling certain types of additional capital stock. The Supplemental Indenture provides that defaults under the Supplemental Agreement will be defaults under the Indenture.

The foregoing descriptions of the transactions contemplated by the Credit Agreement, Indenture Amendment and Supplemental Agreement do not purport to be a complete statement of the parties’ rights under the Credit Agreement, Indenture Amendment and Supplemental Agreement and are qualified in their entirety by reference to the full text of the Credit Agreement, Indenture Amendment and Supplemental Agreement, which are filed with this Report as Exhibits 4.1, 4.2, and 4.3 respectively. A copy of the press release announcing the execution of the Credit Agreement, Indenture Amendment and Supplemental Agreement is filed with this report as Exhibit 99.1. A copy of the press release issued on July 3, 2006 is filed with this report as Exhibit 99.2.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2006, the Company filed a Certificate of Increase of Authorized Number of Shares of the Company’s Preferred Stock (the “Certificate of Increase”) with the Secretary of State of the State of Delaware that increased the number of authorized shares of Preferred Stock to 450,000.

A copy of the Certificate of Increase is filed with this report as Exhibit 3.1.

Item 8.01. Other Events.

On June 29, 2006, the Court of Chancery of the State of Delaware in and for New Castle County (the “Chancery Court”) granted the Company’s Motion to Dismiss the lawsuit filed by Harbinger Capital Partners Master Fund I, Ltd. (“Harbinger”), a holder of Preferred Stock of the Company, C.A. No. 2205-N, against the Company, DS Audible San Francisco, LLC (“DS San Francisco”) and DS Audible Detroit, LLC (“DS Detroit,” and together with DS San Francisco, “DS Audible”). The Harbinger lawsuit had alleged that the proposed sales (the “Sales”) by the Company of television stations KBWB-TV and WMYD-TV (formerly known as WDWB-TV) to DS Audible pursuant to Asset Purchase Agreements dated as of May 1, 2006 (the “Sale Agreements”) constituted fraudulent conveyances under the New York Uniform Fraudulent Conveyance Act and the California and Michigan Uniform Fraudulent Transfer Acts, and sought to have the Chancery Court enjoin the Sales, or if the Sales occurred, to rescind the Sales, as well as damages. On or about June 30, 2006, the plaintiffs filed a notice of appeal of the Chancery Court’s Memorandum Opinion and Order dismissing the lawsuit. The Company intends to continue to vigorously defend this lawsuit on appeal.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Increase of Authorized Number of Shares of 12¾% Cumulative Exchangeable Preferred Stock of Granite Broadcasting Corporation
4.1

Credit and Guaranty Agreement, dated as of July 5, 2006, among Granite Broadcasting Corporation, the subsidiaries of Granite Broadcasting Corporation, Silver Point Finance LLC, as Administrative Agent, and the Lenders party thereto from time to time

Exhibit No.	Description of Exhibit
4.2	Second Supplemental Indenture, dated as of July 5, 2006, by and among Granite Broadcasting Corporation, the guarantors party thereto and The Bank of New York, as Trustee
4.3

Supplemental Agreement, dated as of July 5, 2006, in relation to Second Supplemental Indenture and Credit and Guaranty Agreement, each dated as of July 5, 2006, by and among Granite Broadcasting Corporation, the parties identified as “Guarantors” on the signature pages thereof and the parties identified as “Qualified Holders” on the signature pages thereto

99.1	Granite Broadcasting Corporation Press Release dated July 5, 2006
99.2	Granite Broadcasting Corporation Press Release dated July 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated:	July 6, 2006	By:	/s/ Lawrence I. Wills
Lawrence I. Wills
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Increase of Authorized Number of Shares of 12¾% Cumulative Exchangeable Preferred Stock of Granite Broadcasting Corporation
4.1

Credit and Guaranty Agreement, dated as of July 5, 2006, among Granite Broadcasting Corporation, the subsidiaries of Granite Broadcasting Corporation, Silver Point Finance LLC, as Administrative Agent, and the Lenders party thereto from time to time

4.2	Second Supplemental Indenture, dated as of July 5, 2006, by and among Granite Broadcasting Corporation, the guarantors party thereto and The Bank of New York, as Trustee
4.3

Supplemental Agreement, dated as of July 5, 2006, in relation to Second Supplemental Indenture and Credit and Guaranty Agreement, each dated as of July 5, 2006, by and among Granite Broadcasting Corporation, the parties identified as “Guarantors” on the signature pages thereof and the parties identified as “Qualified Holders” on the signature pages thereto

99.1	Granite Broadcasting Corporation Press Release dated July 5, 2006
99.2	Granite Broadcasting Corporation Press Release dated July 3, 2006